Exhibit 99.1
News Release

www.nortel.com

FOR IMMEDIATE RELEASE	June 11, 2008
For more information:
Mohammed Nakhooda
905-863-7407
mohammna@nortel.com
Nortel Holds Investor Meeting
Company Reconfirms Full Year 2008 Outlook
TORONTO — Today, Nortel* [NYSE/TSX: NT] will hold a day-long meeting in Toronto with the investment community. President and CEO Mike Zafirovski, and members of the senior leadership team, will provide an update on the company’s transformation.
Executives will review the achievements of the past two years to build the operational and execution capabilities required to compete and win in a rapidly changing market. Of note, they will discuss how this fundamental phase of the transformation was accomplished while delivering consistent margin improvements that go against industry trends. The Nortel team will also explain how this strengthened foundation, along with the company’s growing market relevance, will be leveraged to capture profitable new revenue opportunities in growth segments of the market.
In connection with the Investor meeting, Nortel also reconfirmed its full year 2008 outlook and continues to expect:
•	Revenue to grow in the low single digits compared to 2007

•	Gross Margin to be about the business model target of 43 percent of revenue

•	Operating Margin as a percentage of revenue to increase by about 300 basis points compared to 2007
The Company’s financial outlook contains forward looking information and as such, is based on certain assumptions, and is subject to important risk factors and uncertainties (which are summarized in italics at the end of this press release) that could cause actual results or events to differ materially from this outlook.
For media and investors who wish to participate in this live webcast, please click here 15 minutes prior to the event start time.
About Nortel
Nortel is a recognized leader in delivering communications capabilities that make the promise of Business Made Simple a reality for our customers. Our next-generation technologies, for both service provider and enterprise networks, support multimedia and business-critical applications. Nortel’s technologies are designed to help eliminate today’s barriers to efficiency, speed and performance by simplifying networks and connecting people to the information they need, when they need it. Nortel does business in more than 150 countries around the world. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.
Certain statements in this press release may contain words such as “could”, “expects”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities legislation. These statements are based on Nortel’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Nortel operates. These statements are subject to important assumptions, risks and uncertainties, which are difficult to predict and the actual outcome may be materially different. Nortel has made various assumptions in the preparation of its financial outlook in this press release, including the following company specific assumptions: no further negative impact to Nortel’s results of operations, financial condition and liquidity arising from Nortel’s restatements of its financial results; increase in sales to Nortel’s enterprise customers and wireless service provider customers in the Asia Pacific region as a result of Nortel’s joint venture with LG Electronics Inc.; improvement in Nortel’s product costs due to favourable supplier pricing, offset by higher costs associated with customer deployments in emerging markets; cost reductions resulting from the 2008 and 2007 restructuring plans; increased employee costs relative to expected cost of living adjustments and employee bonuses; and the effective execution of Nortel’s strategy, including the execution of Nortel’s supply chain strategy and the implementation of its Business Transformation initiatives in 2008. Nortel has also made certain macroeconomic and general industry assumptions in the preparation of its financial guidance including: global service provider capital expenditures in 2008 reflecting low to mid single digit growth as compared to mid to high single digit growth in 2007; global growth rate to remain stable with investments in next generation products and services to exceed declines in purchases of legacy equipment; and a moderate impact as a result of expected industry consolidation among service providers in various geographic regions, particularly in North America and EMEA. The above assumptions, although considered reasonable by Nortel at the date of this press release, may prove to be inaccurate and consequently Nortel’s actual results could differ materially from its expectations set out in this press release.
Further, actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following (i) risks and uncertainties relating to Nortel’s business including: significant competition, competitive pricing practice, cautious capital spending by customers as a result of factors including current economic uncertainties, industry consolidation, rapidly changing technologies, evolving industry standards, frequent new product introductions and short product life cycles, and other trends and industry characteristics affecting the telecommunications industry; any material, adverse affects on Nortel’s performance if its expectations regarding market demand for particular products prove to be wrong; the sufficiency of recently announced restructuring actions; any negative developments associated with Nortel’s suppliers and contract manufacturing agreements including our reliance on certain suppliers for key optical networking solutions components; potential penalties, damages or cancelled customer contracts from failure to meet delivery and installation deadlines and any defects or errors in Nortel’s current or planned products; fluctuations in foreign currency exchange rates; potential higher operational and financial risks associated with Nortel’s efforts to expand internationally; potential additional valuation allowances for all or a portion of Nortel’s deferred tax assets if market conditions deteriorate or future results of operations are less than expected; a failure to protect Nortel’s intellectual property rights, or any adverse judgments or settlements arising out of disputes regarding intellectual property; any negative effect of a failure to maintain integrity of Nortel’s information systems; changes in regulation of the telecommunications industry or other aspects of the industry; any failure to successfully operate or integrate strategic acquisitions, or failure to consummate or succeed with strategic alliances; Nortel’s potential inability to attract or retain the personnel necessary to achieve its business objectives or to maintain an effective risk management strategy; (ii) risks and uncertainties relating to Nortel’s liquidity, financing arrangements and capital including: any inability of Nortel to manage cash flow fluctuations to fund working capital requirements or achieve its business objectives in a timely manner or obtain additional sources of funding; high levels of debt, limitations on Nortel capitalizing on business opportunities because of senior notes covenants, or on obtaining additional secured debt pursuant to the provisions of indentures governing certain of Nortel’s public debt issues; Nortel’s below investment grade credit rating; any increase of restricted cash requirements for Nortel if it is unable to secure alternative support for obligations arising from certain normal course business activities, or any inability of Nortel’s subsidiaries to provide it with sufficient funding; any negative effect to Nortel of the need to make larger defined benefit plans contributions in the future or exposure to customer credit risks or inability of customers to fulfill payment obligations under customer financing arrangements; or any negative impact on Nortel’s ability to make future acquisitions, raise capital, issue debt and retain employees arising from stock price volatility and any declines in the market price of Nortel’s publicly traded securities; and (iii) risks and uncertainties relating to Nortel’s prior restatements and related matters including: any negative impact on Nortel and NNL of such restatements; legal judgments, fines, penalties or settlements related to the ongoing criminal investigations of Nortel in the U.S. and Canada; the significant dilution of Nortel’s existing equity positions resulting from the approval of its class action settlement; or any significant pending or future civil litigation actions not encompassed by Nortel’s class action settlement. For additional information with respect to certain of these and other factors, see Nortel’s Annual Report on Form10-K and other securities filings with the United States Securities and Exchange Commission. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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*	Nortel, the Nortel logo and the Globemark are trademarks of Nortel Networks.